Unaudited Pro Forma Financial Information

The following unaudited pro forma combined condensed statement of condition as of March 31, 1996, gives effect to (i) the acquisitions of First Federal, West Carroll and Allied by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of First Gwinnett, Delta, ABH, Rockdale and Florida First, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on March 31, 1996.

The following unaudited pro forma combined condensed statements of income for the three months ended March 31, 1996, and year ended December 31, 1995, give effect to (i) the acquisitions of First Federal, West Carroll and Allied by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of First Gwinnett, Delta, ABH, Rockdale and
Florida First, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1995.

The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1994 and 1993, give effect to the acquisitions of First Federal, West Carroll and Allied by Regions, assuming such acquisitions are accounted for as poolings of interests and had been consummated on January 1, 1993.





The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transactions had been consummated at the date and for the periods indicated or which may be obtained in the future.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Condition
As of March 31, 1996

(in thousands)

                                                             First                                      First       Florida
                   ASSETS                         Regions   Gwinnett   Delta      ABH        Rockdale   Federal      First
                                                  -------   --------   -----   ----------    --------   ---------    -----
Cash and due from banks                        $   578,339  $ 4,547   $ 11,081   $ 5,224     $ 3,552    $   286     $  4,899

Interest-bearing deposits in other banks            86,900    3,460        100                            6,948        9,696
Investment securities                            1,925,152    1,519     40,645    24,876       5,718     20,351       72,058
Securities available for sale                    2,195,845    9,044     41,102     3,502       7,647        720       33,338


Trading account assets                               9,551
Mortgage loans held for sale                       163,574                                                             3,175
Federal funds sold and securities
  purchased under agreements to resell              87,495    1,650      4,375                 3,730
Loans, net of unearned income                   11,864,356   46,096     89,517    53,520      25,786     63,775      174,185
Allowance for loan losses                         (167,066)    (479)    (1,121)   (1,089)       (429)      (684)      (3,734)

Premises and equipment, net                        259,924    1,787      4,889     2,027       1,496        958        4,334
Other real estate                                   11,126       67        415         8         105        589          572
Excess purchase price                              134,190                 160       195




Due from customers on acceptances                   49,663
Other assets                                       332,373      705      5,966     1,047         288        641        5,517
                                               -----------  -------   --------   -------     -------    -------     --------
                TOTAL ASSETS                   $17,531,422  $68,396   $197,129   $89,310     $47,893    $93,584     $304,040
                                               =============================================================================

                                                                                              Regions, First
                                                                                               Federal and
                                                                          Adjustments            Pending
                                                  West                     Increase            Acquisitions
                   ASSETS                        Carroll     Allied       (Decrease)        Pro Forma Combined
                                                 -------     ------       ----------        ------------------
Cash and due from banks                         $  6,475    $ 20,334                          $   634,737

Interest-bearing deposits in other banks          10,022         318                              117,444
Investment securities                                                                           2,090,319
Securities available for sale                     31,496     194,111         $(84,623)a         2,392,872
                                                                              (39,310)f

Trading account assets                                                                              9,551
Mortgage loans held for sale                                                                      166,749
Federal funds sold and securities
  purchased under agreements to resell                         6,180                              103,430
Loans, net of unearned income                     70,883     308,258                           12,696,376
Allowance for loan losses                           (565)     (4,240)                            (179,407)

Premises and equipment, net                          772      13,741                              289,928
Other real estate                                     22                                           12,904
Excess purchase price                                         14,158            8,222 b           215,837
                                                                               22,643 c
                                                                               11,973 d
                                                                                6,055 e
                                                                               18,241 f
Due from customers on acceptances                                                                  49,663
Other assets                                       1,584       8,870                              356,991
                                                --------    --------         --------         -----------
                TOTAL ASSETS                    $120,689    $561,730         $(56,799)        $18,957,394
                                                =========================================================


                                                             First                                    First         Florida
LIABILITIES AND STOCKHOLDERS' EQUITY            Regions     Gwinnett   Delta      ABH      Rockdale   Federal        First
                                                -------     --------   -----   ----------  --------   ---------      -----
Non-interest bearing deposits                  $ 1,888,099   $13,384  $ 43,410   $17,573    $ 8,546    $   798     $  9,936
Interest-bearing deposits                       12,294,508    46,360   131,608    61,721     32,111     79,748      239,359
Federal funds purchased and securities
  sold under agreements to repurchase            1,080,851               2,529       459
Other borrowed funds                               545,302                                                           30,721


Bank acceptances outstanding                        49,663
Other liabilities                                  190,209       795     3,358       753        243      1,572        2,955
                                               -----------   -------  --------   -------    -------    -------     --------
              Total Liabilities                 16,048,632    60,539   180,905    80,506     40,900     82,118      282,971

                                                                                             Regions, First
                                                                                              Federal and
                                                                        Adjustments             Pending
                                                  West                   Increase             Acquisitions
LIABILITIES AND STOCKHOLDERS' EQUITY             Carroll     Allied     (Decrease)         Pro Forma Combined
                                                 -------     ------     ----------         ------------------
Non-interest bearing deposits                   $ 17,697    $ 49,361                          $ 2,048,804
Interest-bearing deposits                         89,462     378,889                           13,353,766
Federal funds purchased and securities
  sold under agreements to repurchase                          4,600                            1,088,439
Other borrowed funds                                          60,946                              636,969


Bank acceptances outstanding                                                                       49,663
Other liabilities                                    902                                          200,787
                                                --------    --------                          -----------
              Total Liabilities                  108,061     493,796                           17,378,428

(in thousands)

                                                             First                                      First        Florida
                                                  Regions   Gwinnett   Delta      ABH        Rockdale   Federal        First
                                                  -------   --------   -----   ----------    --------   -------        -----
Common stock                                        38,866     293     1,872       776       2,618            3          34








Surplus                                            514,380   5,712     4,064     4,263       2,618        2,723      16,130











Undivided profits                                  928,628   1,838    10,426     4,681       1,829        8,785       4,875







Less: Treasury and unearned restricted stock        (2,908)    (36)               (934)








Unrealized gain (loss) on securities AFS, net
  of taxes                                           3,824      50      (138)       18         (72)         (45)         30






         Total Stockholders' Equity              1,482,790   7,857    16,224     8,804       6,993       11,466      21,069
                                               ----------- -------  --------   -------     -------      -------    --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $17,531,422 $68,396  $197,129   $89,310     $47,893      $93,584    $304,040
                                               ==============================================================================

                                                                                                                Regions, First
                                                                                                                 Federal and
                                                                                            Adjustments            Pending
                                                    West                                     Increase            Acquisitions
                                                   Carroll                  Allied          (Decrease)        Pro Forma Combined
                                                   -------                  ------          ----------        ------------------
Common stock                                           152                  12,655             ($293)b            41,294
                                                                                              (1,872)c
                                                                                                (776)d
                                                                                              (2,618)e
                                                                                                  22 e
                                                                                                 (34)f
                                                                                                 240 g
                                                                                                 228 h
                                                                                             (10,872)i
Surplus                                                736                  47,448            (5,712)b           579,469
                                                                                                 453 b
                                                                                              (4,064)c
                                                                                               1,094 c
                                                                                              (4,263)d
                                                                                                 585 d
                                                                                              (2,618)e
                                                                                               1,994 e
                                                                                             (16,130)f
                                                                                                (240)g
                                                                                                (288)h
                                                                                              10,524 i
Undivided profits                                   11,662                   6,974            (1,838)b           956,049
                                                                                             (10,426)c
                                                                                              (4,681)d
                                                                                              (1,829)e
                                                                                              (4,875)f



Less: Treasury and unearned restricted stock                                  (348)          (84,623)a            (2,908)
                                                                                                  36 b
                                                                                              15,626 b
                                                                                              37,773 c
                                                                                                 934 d
                                                                                              20,192 d
                                                                                              11,032 e
                                                                                                 348 i
Unrealized gain (loss) on securities AFS, net
  of taxes                                              78                   1,205               (50)b             5,062
                                                                                                 138 c
                                                                                                 (18)d
                                                                                                  72 e


                                                                                                 (30)f
                                                  --------                --------          --------         -----------
         Total Stockholders' Equity                 12,628                  67,934           (56,799)          1,578,966
                                                  --------                --------          --------         -----------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $120,689                $561,730          $(56,799)        $18,957,394
                                                  ========                ==============================================

See notes to the unaudited pro forma combined condensed statement of condition.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statement of Condition

a) To reflect the purchase, in the open market, of 1,800,000 shares of Regions common stock, at $47.0125 per share, to be reissued in the First Gwinnett, Delta, ABH and Rockdale transactions.

b) To reflect the elimination of First Gwinnett's capital accounts in accordance with purchase accounting, and corresponding exchange of 332,377 shares of Regions common stock for all the outstanding shares of First
Gwinnett common stock, assuming a market price of $48.375 per share for Regions common stock. The Regions common stock exchanged is reflected as being issued from treasury stock.

c) To reflect the elimination of Delta's capital accounts in accordance with purchase accounting, and corresponding exchange of 803,462 shares of Regions common stock for all the outstanding shares of Delta common stock, assuming a market price of $48.375 per share for Regions common stock. The Regions common stock exchanged is reflected as being issued from treasury stock.

d) To reflect the elimination of ABH capital accounts in accordance with purchase accounting, and corresponding exchange of 429,503 shares of Regions common stock for all the outstanding shares of ABH common stock, assuming a market price of $48.375 per share for Regions common stock. The Regions common stock exchanged is reflected as being issued from treasury stock.

e) To reflect the elimination of Rockdale's capital accounts in accordance with purchase accounting, and corresponding exchange of 269,722 shares of Regions common stock for all the outstanding shares of Rockdale common stock, assuming a market price of $48.375 per share for Regions common stock. Of the Regions common stock exchanged 234,658 shares are reflected as being issued from treasury stock with the remainder as newly issued shares.

f) To reflect the elimination of Florida First's capital accounts in accordance with purchase accounting, and corresponding payment of $39.3 million for all the outstanding shares of Florida First common stock.

g) To reflect the issuance of 388,677 shares of Regions common stock to effect the First Federal transaction. The First Federal transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of First Federal. The unaudited pro forma financial statements have been prepared based on Regions' issuance of 388,677 shares of Regions common stock in exchange for all the outstanding shares of First Federal. A reclassification from common stock to surplus resulted from the issuance of the shares.

h) To reflect the issuance of 608,000 shares of Regions common stock to effect the West Carroll transaction. The West Carroll transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of West Carroll. The unaudited pro forma financial statements have been prepared assuming Regions will issue 608,000 shares of Regions common stock in exchange for all the outstanding shares of West Carroll. A reclassification from surplus to common stock results from the issuance of the shares.

i) To reflect the issuance of 2,852,258 shares of Regions common stock to effect the Allied transaction. The Allied transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of Allied. The unaudited proforma financial statements have been prepared assuming Regions will issue 2,852,258 shares of Regions common stock in exchange for all the outstanding shares of Allied. A reclassification from common stock to surplus results from the issuance of the shares.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Three months ended March 31, 1996


(in thousands, except per share amounts)                First                                   First    Florida    West
                                            Regions    Gwinnett  Delta       ABH     Rockdale Federal(e)  First    Carroll   Allied
                                            -------    --------  -----    ---------- -------- ----------  -----    -------   ------
Interest income                            $329,005    $1,344   $3,541     $1,625     $921      $1,747   $5,668   $2,629    $11,106


Interest expense                            165,119       580    1,245        615      362       1,021    3,252    1,060      5,249
                                           --------    ------   ------     ------     ----      ------   ------   ------    -------

  Net interest income                       163,886       764    2,296      1,010      559         726    2,416    1,569      5,857
Provision for loan losses                     6,874        30      150                             196                75
Non-interest income                          55,682        68      646        351       58         113      556      275      1,301
Non-interest expense                        135,008       436    2,062        776      295         424    1,778      907      3,833
                                           --------    ------   ------     ------     ----      ------   ------   ------    -------

  Income before income taxes                 77,686       366      730        585      322         219    1,194      862      3,325
Applicable income taxes                      24,892       130      211        197      116          62      449      270      1,064
                                           --------    ------   ------     ------     ----      ------   ------   ------    -------
  Net Income                               $ 52,794    $  236   $  519     $  388     $206      $  157   $  745   $  592    $ 2,261
                                           ========================================================================================
Earnings per common share                  $   0.85
                                           ========
Average common shares outstanding (d)        61,985                                                389               608      2,851

                                                                Regions, First
                                                Adjustments      Federal and
                                                 Increase     Pending Acquisitions
                                                (Decrease)    Pro Forma Combined
                                                ----------    ------------------
Interest income                                  $(2,006) a       $355,580


Interest expense                                                   178,503
                                                 -------          --------

  Net interest income                             (2,006)          177,077
Provision for loan losses                                            7,325
Non-interest income                                                 59,050
Non-interest expense                                 932  b        146,451
                                                 -------          --------

  Income before income taxes                      (2,938)           82,351
Applicable income taxes                             (702) c         26,689
                                                 -------          --------
  Net Income                                     $(2,236)         $ 55,662
                                                 =======          ========
Earnings per common share                                         $   0.85
                                                                  ========
Average common shares outstanding (d)                 35            65,868




See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1995


(in thousands, except per share amounts)                 First                                   First   Florida   West
                                             Regions    Gwinnett  Delta     ABH      Rockdale  Federal(e) First   Carroll  Allied
                                             -------    --------  -----  ----------  --------  ---------- -----   -------  ------
Interest income                             $1,259,600   $5,076  $14,585   $6,127     $3,606    $6,426   $21,589  $10,431   $43,637


Interest expense                               635,336    2,139    4,884    2,425      1,306     3,781    12,898    3,660    19,455
                                            ----------   ------  -------   ------     ------    ------   -------  -------   -------
  Net interest income                          624,264    2,937    9,701    3,702      2,300     2,645     8,691    6,771    24,182
Provision for loan losses                       30,271      120                           20                  10      250       700
Non-interest income                            187,406      260    1,956    1,326        195       536     2,235      925     5,594
Non-interest expense                           487,461    1,894    9,217    3,529      1,100     1,727     7,059    3,668    15,724
                                            ----------   ------  -------   ------     ------    ------   -------  -------   -------

  Income before income taxes                   293,938    1,183    2,440    1,499      1,375     1,454     3,857    3,778    13,352
Applicable income taxes                         96,109      439      787      470        511       483     1,446    1,275     4,190
                                            ----------   ------  -------   ------     ------    ------   -------  -------   -------
  Net Income                                $  197,829   $  744  $ 1,653   $1,029     $  864    $  971   $ 2,411  $ 2,503   $ 9,162
                                            =======================================================================================
Earnings per common share                   $     3.21
                                            ==========
Average common shares outstanding (d)           61,670                                             386                608     2,851

                                                              Regions, First
                                              Adjustments      Federal and
                                               Increase    Pending Acquisitions
                                              (Decrease)    Pro Forma Combined
                                              ----------    ------------------
Interest income                               $ (7,982) a      $1,363,095


Interest expense                                                  685,884
                                              --------         ----------
  Net interest income                           (7,982)           677,211
Provision for loan losses                                          31,371
Non-interest income                                               200,433
Non-interest expense                             3,730  b         535,109
                                              --------         ----------

  Income before income taxes                   (11,712)           311,164
Applicable income taxes                         (2,793) c         102,917
                                              --------         ----------
  Net Income                                  $ (8,919)        $  208,247
                                              ========         ==========
Earnings per common share                                      $     3.18
                                                               ==========
Average common shares outstanding (d)               35             65,550


See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1994

                                                                  First       West
                                             Regions            Federal(e)   Carroll   Allied
                                             -------            ----------   -------   ------
Interest income                               $991,693             5,518     $8,208  $35,724


Interest expense                               436,157             2,653      2,552   13,846
                                              --------            ------     ------   ------
  Net interest income                          555,536             2,865      5,656   21,878
Provision for loan losses                       20,580               (77)       (30)     489
Non-interest income                            172,049               415        805    5,050
Non-interest expense                           442,376             1,355      3,449   15,879
                                              --------            ------     ------   ------

  Income before income taxes                   264,629             2,002      3,042   10,560
Applicable income taxes                         84,109               602        753    3,020
                                              --------            ------     ------   ------

   Net income                                 $180,520            $1,400     $2,289  $ 7,540
                                              ==============================================
Earnings per common share                     $   3.10
                                              ========
Average common shares outstanding (d)           58,206               386        608    2,690


                                             Regions and All
                                      Pooling-of-Interests Acquisitions
                                            Pro Forma Combined
                                            ------------------
Interest income                                $1,041,143


Interest expense                                  455,208
                                               ----------
  Net interest income                             585,935
Provision for loan losses                          20,962
Non-interest income                               178,319
Non-interest expense                              463,059
                                               ----------

  Income before income taxes                      280,233
Applicable income taxes                            88,484
                                               ----------

   Net income                                  $  191,749
                                               ==========
Earnings per common share                      $     3.10
                                               ==========
Average common shares outstanding (d)              61,890


See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Twelve months ended December 31, 1993


(in thousands, except per share amounts)                          First      West
                                              Regions           Federal(e)  Carroll   Allied
                                              -------           ----------  -------   ------
Interest income                               $746,544            $5,508     $6,947  $33,363


Interest expense                               296,195             2,706      2,157   13,134
                                              --------            ------     ------  -------
  Net interest income                          450,349             2,802      4,790   20,229
Provision for loan losses                       24,695              (102)      (151)     520
Non-interest income                            170,149               797        857    5,071
Non-interest expense                           383,130             1,453      2,724   13,689
                                              --------            ------     ------  -------

  Income before income taxes                   212,673             2,248      3,074   11,091
Applicable income taxes                         66,169               731        903    3,222
                                              --------            ------     ------  -------
  Income before extraordinary item            $146,504            $1,517     $2,171  $ 7,869
                                              ========            ======     ======  =======
Earnings per common share                     $   2.81
                                              ========
Average common shares outstanding (d)           52,153               364        608    2,624



                                             Regions and All
                                      Pooling-of-Interests Acquisitions
                                            Pro Forma Combined
                                            ------------------
Interest income                                 $792,362


Interest expense                                 314,192
                                                --------
  Net interest income                            478,170
Provision for loan losses                         24,962
Non-interest income                              176,874
Non-interest expense                             400,996
                                                --------

  Income before income taxes                     229,086
Applicable income taxes                           71,025
                                                --------
  Income before extraordinary item              $158,061
                                                ========
Earnings per common share                       $   2.84
                                                ========
Average common shares outstanding (d)             55,749



See notes to the unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statements of Income





a) To reflect elimination of interest income that would have been foregone on the securities used to fund the purchase of the Regions common stock to be issued in the purchase acquisitions and to provide the cash paid in the Florida First transaction.

b) To reflect amortization, over 18 years, of excess purchase price resulting from acquisitions.

c) To reflect the income tax provision related to adjustments to income arising out of the acquisition transactions.

d) Pro forma earnings per share are based on the weighted average number of shares outstanding for the period adjusted for the applicable exchange ratio.

e) First Federal's fiscal year end is September 30. In order to conform with Regions' fiscal year end the statement of income for the subsequent interim period was added to First Federal's year end information and the comparable preceding year interim period results were deducted.